2015 Analyst & Investor Day December 3, 2015

Meeting Agenda 2 Welcome and Introductions Tom Kaczynski Strategic Overview Gary Heminger Macro Outlook Don Templin Refining Rich Bedell Speedway Tony Kenney Midstream/MPLX Pam Beall, Frank Semple & Nancy Buese Financial Overview Tim Griffith Summary and Q&A Gary Heminger

Forward-Looking Statements 3 This presentation contains forward-looking statements within the meaning of federal securities laws regarding Marathon Petroleum Corporation (“MPC”), MPLX LP (“MPLX”), and MarkWest Energy Partners, L.P. ("MWE"). These forward-looking statements relate to, among other things, expectations, estimates and projections concerning the business and operations of MPC, MPLX, and MWE. You can identify forward-looking statements by words such as “anticipate,” “believe,” “estimate,” "objective," “expect,” “forecast,” "guidance," “imply,” “opportunity,” “outlook,” "plan," “project,” "potential," “could,” “may,” “should,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies’ control and are difficult to predict. In addition to other factors described herein that could cause MPLX’s results to differ materially from those implied in these forward-looking statements, negative capital market conditions, including a persistence or increase of the current yield on common units, which is higher than historical yields, could adversely affect MPLX’s ability to meet its distribution growth guidance, particularly with respect to the later years of such guidance. Factors that could cause MPC’s actual results to differ materially from those implied in the forward-looking statements include: risks described below relating to the MPLX/MWE merger; changes to the expected construction costs and timing of pipeline projects; volatility in and/or degradation of market and industry conditions; the availability and pricing of crude oil and other feedstocks; slower growth in domestic and Canadian crude supply; an easing or lifting of the U.S. crude oil export ban; completion of pipeline capacity to areas outside the U.S. Midwest; consumer demand for refined products; transportation logistics; the reliability of processing units and other equipment; MPC’s ability to successfully implement growth opportunities; modifications to MPLX earnings and distribution growth objectives; federal and state environmental, economic, health and safety, energy and other policies and regulations; MPC’s ability to successfully integrate the acquired Hess retail operations and achieve the strategic and other expected objectives relating to the acquisition; changes to MPC’s capital budget; other risk factors inherent to MPC’s industry; and the factors set forth under the heading "Risk Factors" in MPC's Annual Report on Form 10-K for the year ended Dec. 31, 2014, filed with Securities and Exchange Commission (SEC). Factors that could cause MPLX's or MWE's actual results to differ materially from those implied in the forward-looking statements include: the ability to satisfy conditions to the closing of the transaction contemplated by the merger agreement; risk that the synergies from the MPLX/MWE transaction may not be fully realized or may take longer to realize than expected; disruption from the MPLX/MWE transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of MWE or MPLX, as applicable; the adequacy of MPLX's and MWE's respective capital resources and liquidity, including, but not limited to, availability of sufficient cash flow to pay distributions, and the ability to successfully execute their business plans and implement their growth strategies; the timing and extent of changes in commodity prices and demand for crude oil, refined products, feedstocks or other hydrocarbon-based products; volatility in and/or degradation of market and industry conditions; completion of pipeline capacity by competitors; disruptions due to equipment interruption or failure, including electrical shortages and power grid failures; the suspension, reduction or termination of MPC's obligations under MPLX's commercial agreements; each company's ability to successfully implement its growth plan, whether through organic growth or acquisitions; modifications to earnings and distribution growth objectives; federal and state environmental, economic, health and safety, energy and other policies and regulations; changes to MPLX's capital budget; other risk factors inherent to MPLX or MWE's industry; and the factors set forth under the heading "Risk Factors" in MPLX's Annual Report on Form 10-K for the year ended Dec. 31, 2014, filed with the SEC; and the factors set forth under the heading "Risk Factors" in MWE's Annual Report on Form 10-K for the year ended Dec. 31, 2014, and Quarterly Report on Form 10-Q for the quarter ended Sept. 30, 2015, filed with the SEC. These risks, as well as other risks associated with MPLX, MWE and the proposed transaction, are also more fully discussed in the joint proxy statement and prospectus included in the registration statement on Form S-4 filed by MPLX and declared effective by the SEC on Oct. 29, 2015, as supplemented. In addition, the forward-looking statements included herein could be affected by general domestic and international economic and political conditions. Unpredictable or unknown factors not discussed here, in MPC's Form 10-K, in MPLX's Form 10-K, or in MWE's Form 10-K and Form 10-Qs could also have material adverse effects on forward-looking statements. Copies of MPC's Form 10-K are available on the SEC website, MPC's website at http://ir.marathonpetroleum.com or by contacting MPC's Investor Relations office. Copies of MPLX's Form 10-K are available on the SEC website, MPLX's website at http://ir.mplx.com or by contacting MPLX's Investor Relations office. Copies of MWE's Form 10-K and Form 10-Qs are available on the SEC website, MWE's website at http://investor.markwest.com or by contacting MWE's Investor Relations office. Non-GAAP Financial Measures EBITDA is a non-GAAP financial measure provided in this presentation. EBITDA reconciliations to the nearest GAAP financial measure are included in the Appendix to this presentation. EBITDA is not defined by GAAP and should not be considered in isolation or as an alternative to net income attributable to MPC/MPLX, net cash provided by operations or other financial measures prepared in accordance with GAAP. Additional Information Related to MPLX/MWE Transaction In connection with the pending acquisition, MWE and MPLX have filed relevant materials with the SEC, including MPLX's registration statement on Form S-4 that includes a definitive joint proxy statement and a prospectus declared effective by the SEC on Oct. 29, 2015 and a supplement to the proxy statement/prospectus filed on Nov. 17, 2015. Investors and security holders are urged to read all relevant documents filed with the SEC, including the definitive joint proxy statement and prospectus, because they contain important information about the pending transaction. Investors and security holders are able to obtain the documents free of charge at the SEC's website, http://www.sec.gov, or for free from MPLX LP at its website, http://ir.mplx.com, or in writing at 200 E. Hardin Street, Findlay, Ohio 45840, Attention: Corporate Secretary, or for free from MWE by contacting Investor Relations by phone at 1-(866) 858-0482 or by email at investorrelations@markwest.com.

Strategic Overview Gary Heminger President and Chief Executive Officer

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Transformed MPC Since Spinoff 5 Achievements Grow Speedway and Brand volumes Selective mergers and acquisitions Balance capital returns and reinvestments in the business Increased Speedway light product sales volumes 114% Increased Brand gasoline sales volumes 18% Gas City, Gas America, Road Ranger and Hess Retail Galveston Bay refinery and related assets MarkWest Increased Speedway store count by 1,378 MPLX now a large-cap, high growth MLP Cornerstone pipeline Sandpiper and SAX pipeline investments Returned $9.1 B to shareholders Invested $11.7 B in the business Enhance refining margins Detroit Heavy Oil Upgrade Condensate splitters and light crude capacity expansion Increased distillate capacity Expanded export capacity Strategic Objective Grow stable cash-flow businesses

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway $10 $20 $30 $40 $50 $60 $70 Delivering Shareholder Value through Transformation 6 2013 2014 2015 2012 2011 MPC spinoff DHOUP IPO of MPLX LP GBR acquisition Hess Retail acquisition Strategic combination $/ S ha re Source: Thomson Reuters Note: All values adjusted for stock split in 2Q 2015 Dividend Increases

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Our Priorities for Continued Value Creation 7 How We Get There Balance capital returns with value-enhancing investments Enhance margins for our refinery operations Return free cash flow to shareholders through strong and growing base dividend and share repurchases Disciplined approach to capital investment Optimize Galveston Bay and Texas City operations Increase distillate production Increase export capacity Increase margins through process improvements Deliver peer-leading distribution growth at MPLX Grow Speedway EBITDA beyond $1.0 B Maintain top tier safety and environmental performance Continued focus on safety and environmental stewardship – license to operate Strategic Objective Grow higher valued and stable cash-flow businesses

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Safety Continued Focus on Improving Safety and Environmental Performance OSHA Recordable Incident Rate and Days Away Rate (Employee and Contractor History) 0.50 0.45 0.61 0.45 0.24 0.32 0.41 0.39 0.1 0.08 0.12 0.03 0.03 0.03 0.06 0.04 0.00 0.20 0.40 0.60 0.80 2008 2009 2010 2011 2012 2013* 2014 2015** ORIR DAR Industry Avg. ORIR Industry Avg. DAR Designated Environmental Incidents 83 74 76 73 34 41 26 60 48 34 0 20 40 60 80 100 2006 2007 2008 2009 2010 2011 2012 2013* 2014 2015** Environmental Excludes Speedway *Includes Galveston Bay refinery effective Feb.1, 2013 **Through Sept. 30, 2015 8

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway $71 $89 $87 $85 $119 $116 $116 $113 $129 $126 $123 $122 $141 $138 $136 $136 $171 $171 0 50 100 150 200 250 300 350 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 $ M M $ /Shar e Dividend per Share Total Dividends Paid per Quarter +25% $0.125 $0.10 +40% $0.175 +20% $0.21 +19% $0.25 +28% $0.32 Returning Capital to Shareholders 9 Consistently Growing Base Dividend Note: All values adjusted for stock split in 2Q 2015

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Returning Capital to Shareholders 10 Continuing share repurchases 0 2,000 4,000 6,000 8,000 $ M M Cumulative Share Repurchases  $10 B share repurchases authorized  $7.05 B returned to shareholders through repurchases  27 percent of June 30, 2011 shares outstanding repurchased Since July 2011

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Growing More Stable Cash-Flow Business Segments 11 2016 Capital Budget – $4.2 B MPC – $2.5 B  Refining & Marketing, excluding Midstream – $1,145 MM  Midstream* – $828 MM  Speedway – $361 MM  Corporate & Other – $115 MM MPLX – $1.7 B  Growth $1,662 MM  Maintenance $61 MM 13% 14% 20% 41% 9% 3% Speedway Midstream* MPLX Refining Margin Enhancement Corporate & Other Refining Sustaining Capital *Includes ~$350 MM of midstream investments included in the R&M segment. Excludes MPLX.

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Creating a More Diversified Portfolio 12 2015E EBITDA(1) Speedway R&M Speedway Midstream R&M Source: MPC estimates (1) Includes one month of MarkWest EBITDA 2020E EBITDA Midstream

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway MPLX/MWE Combination is Highly Strategic and Valuable to MPC  MarkWest adds a world-class natural gas/NGL business – Adds scale and diversity to MPC – Platform to capitalize on massive infrastructure build-out – Significant combined commercial opportunities across value chain – Synergies and natural hedges – Geographic overlap in Marcellus/Utica  Combination provides multiple avenues for distribution growth at MPLX – Existing organic growth – Incremental commercial investment opportunities – $1.6 B drop-down inventory (1H 2016 marine drop) – Third-party acquisitions  Increase in cash distributions to MPC, coupled with drop-down proceeds, can be redeployed to enhance stakeholder value – Incremental investment in midstream to grow drop-down inventory – Fund growth projects/acquisitions in refining and marketing – Repurchase shares, repay debt and/or bolster liquidity – MPC's drop-down inventory of $1.6 B in EBITDA equates to $13 - 16 B of gross proceeds  MPLX contributes $30 - 56 per share to MPC* 13 *Based on 2019 distributions to MPC using current MPLX growth guidance of ≥25% CAGR through 2017 and ~20% growth in 2018 and 2019. Values are pre-tax.

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Driving Top Tier Financial Performance Through Sustainable Competitive Advantages 14  Fully integrated system provides optionality and flexibility  Strategically located assets  Value of MPLX  Consistent and reliable operator  Sustained performance through all cycles  Capital discipline  Positive refining outlook in 2016 Effective as of closing of MarkWest combination See appendix for legend

Macro Outlook Don Templin Executive Vice President, Supply, Transportation and Marketing

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Positive Macro Environment  Lower crude price environment over the short to medium term due to strong global production – Downstream expected to perform well regardless of crude price environment  U.S. shale production proving resilient in low price environment – Reducing costs and improving productivity  Steady global growth in refined product demand – Distillate demand growth expected to outpace other refined products – Shale crude production growth has increased the value of octane  Continued growth in U.S. refined product exports – Supported by lower cost feedstocks and natural gas  Abundant U.S. natural gas and natural gas liquids (NGLs) – Driving demand for new large midstream infrastructure investments, particularly in Utica and Marcellus 16

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Global Supply and Demand Will Continue to Find Equilibrium  Most rebalancing will occur on supply side  Lower prices support demand growth – Despite slowed global economic growth  Lower prices reduce supply – Significant capital budget cuts – U.S. production peaked in April – Drilling rigs down over 60% since November 2014  Reduced upstream investment will lead to reduced supply, providing price support 17

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Crude and Natural Gas Prices Support Domestic Refiners and Midstream Companies 18 MPC Outlook Brent/WTI Spread LLS/WTI Spread Brent/LLS Spread Canadian Heavy Differentials $2-$5/BBL, wider at times $2-$5/BBL, transportation/quality based $0-$4/BBL Attractive, but narrowing as new pipelines are built WTI $40-$60/BBL Henry Hub $2.75-$3.50/MMBTU NGL Weighted Average* $0.40-$0.60/gal *Weighted 42% ethane, 28% propane, 9% normal butane, 7% isobutane and 14% C5+

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Sources: Petroleum Argus, Chicago Mercantile Exchange (CME)/NYMEX Opportunity Exists Amidst Crude Price Volatility 19  Crude prices have been volatile  Price implications vary across industry segments • Upstream: − Greatest business impact − Significant spending cuts • Midstream: − Crude investments may slow, depending on resilience of shale crudes − Opportunities remain in certain plays such as Utica and Marcellus • Downstream: − Refining margins have seasonally shown less variation than crude price movements − Refiners may have upside, as lower prices stimulate demand and reduce working capital requirements 30 40 50 60 70 80 90 100 $ /B B L WTI Daily Prices

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway 0 2 4 6 8 10 12 14 16 2010 2012 2014 2016 2018 2020 M M B D North American Production is Resilient  Shale production growth has slowed  Continued drilling with improved efficiency has offset steep initial shale declines  Long-term growth is still expected 20 Canada U.S. Shale Forecast Actual U.S. Non-Shale Sources: MPC, CAPP

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Shale Producers Improving Efficiency  Shale producers becoming more efficient in low price environment  Producers are benefiting from: − Reduced services costs (20-30%) − High grading acreage − Improved drilling and completion efficiency − Improved production per well − Improved logistics to market 21 Sources: ITG IR, PIRA 0 100 200 300 400 500 600 700 2008 2009 2010 2011 2012 2013 2014 2015 B O E D Peak Production Added Per Rig

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway 0 20 40 60 80 100 120 M M B D Distillate Leading World Liquids Demand 22 Sources: BP Statistical Review of World Energy (Actual), MPC Economics (Forecast) Middle Distillate Gasoline Resid Other Compounded Annual Growth Rates 2014 vs. 2025 +1.3% -1.0% +1.4% +0.8% Forecast Actual  Average product demand growth of 1.1 MMBD in 2016-2017  Distillate remains the growth leader through 2025  Heavy fuel oil continues its structural decline

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Distillate Also Leads U.S. Domestic Petroleum Fuels Demand 23 0 1 2 3 4 5 6 7 8 9 10 MMB D Compounded Annual Growth Rates 2014 vs. 2030 Sources: U.S. Energy Information Administration (EIA), MPC Gasoline Gasoline ex ethanol Distillate Jet Fuel Resid -0.4% -0.5% +1.3% +0.7% -2.6% Forecast Actual  Gasoline demand declines due to corporate average fuel economy (CAFE) standards despite increased travel  Assuming 2014 vehicle efficiencies for all periods, gasoline demand (including ethanol): – 10.2 MMBD by 2020 – 12.8 MMBD by 2030

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Shale Crudes Strengthen Octane Market  U.S. summer octane values were strong  Lighter crude runs produce more light naphtha, increasing demand for octane  Shale crudes yield a lower quality reformer feed  Octane generation capacity has been relatively steady, incremental capacity required in the future 24 Sources: U.S. Energy Information Administration (EIA), MPC

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway U.S. Refiners have a Sustained Export Advantage 25  Access to lower cost feedstocks  Low cost natural gas  Large, complex refineries  High utilization rates  Sophisticated workforce Region 2014 Utilization Rate North America 88% MPC 95% Former Soviet Union 80% Europe 78% Asia 77% Latin America 75% Middle East 71% Africa 66% Sources: World Bank, IEA, PIRA 0 4 8 12 16 20 2010 2013 2016 2019 2022 2025 $ /MM B T U Natural Gas Price Comparison Japanese Liquefied Natural Gas (World Bank)* European Natural Gas (World Bank)* HH Spot Price (World Bank) *Average import border price

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway 0 50 100 150 200 250 300 350 2010 2011 2012 2013 2014 2015 August YTD M B D MPC Finished Product Exports 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2010 2011 2012 2013 2014 2015 August YTD M B D Gross U.S. Finished Product Exports Other U.S. MPC Capitalizing on Growing U.S. Finished Product Exports 26 Sources: MPC, EIA

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway U.S. Natural Gas Production Growth Largely from Shale  U.S. natural gas supply to grow by 3.3 MMBOED (18 BCFD) by 2030  2015 EIA forecast lower due to less LNG exports  Lower global LNG prices a challenge for new U.S. LNG projects  Demand growth is the limiting factor in supply growth 27 Alaska Coal-bed Methane Tight Gas Shale Gas 0 2 4 6 8 10 12 14 16 18 2000 2003 2006 2009 2012 2015 2018 2021 2024 2027 2030 M M BOE D Lower 48 Onshore Lower 48 Offshore Sources: MPC, EIA (Annual Energy Outlook 2015) Forecast Actual

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway U.S. NGL Volume Growth Creates a Need for Incremental Infrastructure 28 Nat. Gasoline Butanes Propane Purity Ethane Rejected Ethane 0 1 2 3 4 5 6 7 2005 2010 2015 2020 2025 2030 M M B D Forecast Actual Source: MPC  Supply growth will not be derailed by lower prices  Total NGL production growth: – 4.9% annually through 2020 – 2.2% from 2020-2030  Ethane is rejected (retained in natural gas) when the ethane price nears the natural gas price  Ethane’s share of NGL production continues to grow

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway U.S. Natural Gas and NGL Trade Flows Changing  Paradigm shift from U.S. Northeast being a significant importer to a significant exporter  Driven by Marcellus and Utica production growth  Infrastructure continuing to build out to reflect changes in trade flows 29 2000 2020

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway MPC and MPLX have a Competitive Advantage  Positioned to perform well in both high and low price environments  Fully integrated refining, midstream, and marketing network helps capture incremental value  Efficient and flexible pipeline and marine crude connectivity  Well connected to all major growing North American basins  MPC’s refining capacity located in advantaged regions – Access to plentiful cost advantaged natural gas and feedstocks – Gulf Coast refineries well positioned to capture export opportunities  Changing supply patterns creating opportunities for new midstream investments – Right place (Utica and Marcellus) – Right structure with MPLX (peer-leading distribution growth and strong sponsor support) 30

Refining Rich Bedell Senior Vice President, Refining

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Increasing EBITDA and Driving Value  Increasing EBITDA through process improvements  Optimizing Galveston Bay and Texas City operations  Investing in Galveston Bay  Increasing distillate yield and conversion capacity  Growing refined product export capacity 32

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Investments Growing EBITDA 33 Investments of $900 MM contributing approximately $600 MM EBITDA 0 200 400 600 2013 2014 2015E $ M M Growth Investment 0 200 400 600 2013 2014 2015E $ M M Incremental EBITDA

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Increasing EBITDA Through Continuous Process Improvements  Low or no investment projects  Focus on technical excellence  Improvements in process unit performance  EBITDA improvement of approximately $0.8 B since 2012 34 0 200 400 600 800 1,000 2013 2014 2015E Ma rgi n Im p ro ve m en t $ M M Process Improvements* Galveston Bay All Other *Galveston Bay synergies included

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway 0 10 20 30 2013 2014 3Q15 YTD Incident s Environmental Incidents per MPC definition Improving Galveston Bay’s Performance 35 0% 2% 4% 6% 2013 2014 3Q15 YTD Reliability % lost capacity for unplanned downtime 0 0.1 0.2 0.3 0.4 0.5 2013 2014 3Q15 YTD Safety AFPM 2014 Avg. Rate AFPM 2014 Top Qtle Rate Reco rd a ble R a te Galveston Bay Performance 360 380 400 420 440 460 2013 2014 3Q15 YTD M B P D Crude Throughput

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Galveston Bay Process Improvements and Synergies* 36 • Process improvements − Unit optimization − Improved unit yields − Bottlenecks removed − Catalyst changes • Synergy capture − Crude optimization − Process unit utilization • Future improvements − Shutdown inefficient units − Integrate utilities *STAR investment program excluded 0 100 200 300 400 500 600 700 2013 2014 2015E 2016E 2019E $ M M EBITDA Improvement

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway South Texas Asset Repositioning (STAR) Program  ~$2.0 B of total investment  Increase residual oil (resid) processing – Expand resid hydrocracker – Improve gas oil recovery  Revamp crude unit – Increase distillate and gas oil recovery – Improve reliability – Increase capacity 40 MBD  Install a new ULSD hydrotreater – Produce 100% ULSD/ULSK – Increase finished distillate 65 MBD  Full integration of Galveston Bay and Texas City refineries 37 Creating a World-Class Refining Complex

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway South Texas Asset Repositioning (STAR) Program  Improve EBITDA  Staged incremental investment – 2016-2020  Rapid payback on investment  Total investment ~$2.0 B – IRR ~26% 38 Creating a World-Class Refining Complex 163 330 550 680 265 0 500 1,000 1,500 2,000 2016E & prior 2017E 2018E 2019E 2020E $ M M Investment 100 530 700 0 200 400 600 800 2016-2019E Avg. 2020E 2021E $ M M EBITDA

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Galveston Bay-Texas City World-Class Refining Complex 39 Integrated Galveston Bay-Texas City Refinery Post-STAR BPCD Unless Noted Galveston Bay* Crude 585,000 Vacuum Distillation 225,200 Residual Hydrocracking 94,300 Coking 29,800 Catalytic Cracking 184,800 Catalytic Reforming 124,300 Catalytic Hydrocracking 65,600 Catalytic Hydrotreating 452,900 Alkylation 51,800 ROSE – Solvent Deasphalter 18,000 Aromatics 33,800 Isomerization — Selective Toluene Disproportionation 60,800 Cumene — Coke (Short Tons per Day) (1) 2,263 Sulfur (Long Tons per Day) (2) 1,351 Asphalt — (1) Short Ton = 2,000 lbs. (2) Long Ton = 2,240 lbs. MPC estimates *Post STAR program completion in 2020

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Capturing Value in ULSD Demand Growth 40 Industry-Leading Position by 2020 0 5 10 15 20 25 30 35 40 MPC 2020E PSX XOM MPC 2014 BP HFC VLO CVX TSO Dis ti lla te Hyd ro tr ea ti n g C a p a ci ty a s a % o f C rud e Sources: 2014 O&G Journal and internal MPC data

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway 320 345 395 510 20 30 115 0 100 200 300 400 500 600 2013 2014 2015E 2018E M B D Base Garyville Galveston Bay Export Capacity Reaching Higher-Value Markets 41 Increasing Finished Product Export Capacity

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Producing Higher-Value Products 42 Investments of ~$360 MM contribute ~$130 MM EBITDA Fluid Catalytic Cracking (FCC) projects Increase alkylate and light products Garyville FCC/Alky – 2016 Investment: ~$220 MM IRR 27% Detroit FCC – 2018 Investment: ~$140 MM IRR 26%

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Investments Growing EBITDA 43 Investments of $2.9 B contributing approximately $1 B EBITDA 0 200 400 600 800 1,000 Prior to 2016 2016E 2017E 2018E 2019E 2020E $ M M Growth Investment South Texas Asset Repositioning (STAR) Program FCC Optimization All Other 0 200 400 600 800 1,000 1,200 2016E 2017E 2018E 2019E 2020E $M M Incremental EBITDA

Speedway Tony Kenney President, Speedway LLC

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Speedway Growing Stable Cash Flow  Top tier performer in convenience store industry  Accelerating organic growth strategy – Convenience stores – Commercial fueling locations  Pursuing high quality acquisition growth  Realizing benefits from Speedway’s acquired locations well ahead of schedule  Growing EBITDA 45

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway 0 20 40 60 80 100 ETP Speedway CST Casey's Couche-Tard Murphy USA Western Refining Delek Alon USA $M /S to re /Mont h Total Margin Light Product Merchandise Speedway Light Product Speedway Merchandise 0 5 10 15 20 25 30 35 Speedway Murphy USA CST Casey's Couche-Tard ETP Alon USA Delek Western Refining $ M /S to re /Mo n th EBITDA Top Tier Performance 46 Sources: 2014 & 2015 Company Reports

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway 0 50 100 150 200 250 300 Murphy USA Speedway ETP CST Couche-Tard Western Refining Delek Casey's Alon USA M Gal/ St o re /Mo n th Light Product Volume 0 50 100 150 200 Murphy USA Speedway ETP Couche-Tard Casey's CST Western Refining Delek Alon USA $ M /S to re /Mo n th Merchandise Sales Top Tier Performance 47 Sources: 2014 & 2015 Company Reports

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway 189 145 111 190 250 100 63 95 135 150 29 292 155 75 0 100 200 300 400 500 2014 2015E 2016E 2017E 2018E $ M M Capex* Legacy Speedway Construction All Other Capital Acquired Locations 0 10 20 30 40 Remodels New Build Rebuild Commercial (CFLs) ROR % Project Rate of Return ~18% ~21% ~23% Emphasizing Organic Growth Strategy 48 318 500 361 400 400 Source: MPC internal estimates *Excludes acquisitions ~18%

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Organic Growth in Existing Markets  Fill in voids in existing markets  Continue focus in Pennsylvania and Tennessee  Growth opportunities in Georgia, South Carolina and Florida panhandle 49 As of Oct. 31, 2015

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Capitalizing on Diesel Demand Growth  Trucking remains a dominant mode of transportation  U.S. freight volumes expected to increase by 29%  Diesel demand growth expected to outpace gasoline  Build out commercial fueling lane network – ~150 CFL locations 50 Source: American Trucking Association

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway 63% 11% 5% 5% 16% 1 2 - 50 51 - 200 201 - 500 500+ 96,318 17,250 7,477 7,991 23,758 Industry Ownership - Store Count Convenience Store Industry Ripe for Consolidation  Highly fragmented industry  Small operators under pressure – Limited economies of scale –Competitive environment  Store performance – top vs. bottom – Gap continues to widen 51 Source: National Association of Convenience Stores 2014 Survey

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Pursuing Attractive and Accretive Acquisitions  Primary objectives – Leverage MPC’s supply and logistical network  Increase assured sales  Optimize terminal utilization – Fill market voids in Speedway footprint  High quality assets  Growth platform – Capitalize on opportunistic acquisition environment 52 ……........ Speedway Marketing Area Speedway Location Effective as of closing of MarkWest combination See appendix for legend

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Following Through on Goals for Acquired Locations  Invest ~$570 MM in conversions, remodels and maintenance  Convert 1,245 stores to Speedway brand and technology platforms  Remodel approximately 700 locations to drive marketing enhancements  Achieve $190 MM in annual synergies in 2017  Generate $365 MM of annual EBITDA in 2017 53

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway  Expect to complete ahead of schedule  Projected to be under budget  Acceleration of synergy capture and best practices  Implementation of key Speedway marketing platforms  Foundation for sales uplift and merchandise margin enhancements Accelerating Store Conversions and Remodels 54 Unconverted Locations Speedway Branded Locations As of Oct. 31, 2015

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Exceeding Expected Synergies 20 75 120 155 190 225 0 50 100 150 200 250 2014E 2014 2015E 2015E 2016E 2016E 2017E 2017E $M M Synergies and Marketing Enhancements Guidance* Speedway Synergies R&M Synergies 47 149 55 *Based on original announcement guidance in May 2014

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Exceeding Expected EBITDA 56 365 250 348 0 50 100 150 200 250 300 350 400 1st Twelve Months Estimate* 1st Twelve Months Actual* 2017E EBITDA** $ M M Speedway Acquired Locations EBITDA Source: MPC internal estimates *Sept. 30, 2014 though Sept. 30, 2015 **Based on original announcement guidance in May 2014

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Speedway Summary – Driving EBITDA Growth  Top tier performer in convenience store industry – #1 in EBITDA/store/month vs. public peers  Accelerating growth through organic projects – Filling in existing markets – Commercial fueling lane network  Continue to accelerate benefits from Speedway’s acquired locations 57 381 424 487 696 940 0 200 400 600 800 1,000 1,200 2011 2012 2013 2014 2015E $ M M EBITDA

Midstream/MPLX Pam Beall - President, MPLX Frank Semple - Chairman, President and CEO, MarkWest Nancy Buese - Executive Vice President and CFO, MarkWest

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Leveraging Strengths Across the Hydrocarbon Value Chain 59 Crude Oil and Refined Products Logistics Fuels Distribution Refining  Large and growing drop-down portfolio  Strong sponsor committed to support MPLX growth Natural Gas and NGLs Processing Fractionation Gathering  The right assets, in the right place  Large organic growth backlog  Extraordinary growth opportunities  Premier assets and experienced management teams  Developing Mont Belvieu-like capabilities in the Northeast  In-basin demand creation in the Northeast  Connection to markets  Opportunities in the Southwest and USGC Effective as of closing of MarkWest combination See appendix for legend

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 $22 $24 $26 $28 $30 $32 $34 Extraordinary Backlog of Organic Growth and Drop-down Investment Opportunities of $27 - 33 B to Support High Distribution Growth $0.8 B $7.5 B $6 - 9 B $13 - 16 B $27 - 33 B MPLX Organic Capital through 2018* MarkWest Organic Capital 2016 to 2020 ($1.5 B annual run-rate) MarkWest/MPLX/MPC Synergistic Capital MPC Drop-down Capital (Assumes 8-10x EBITDA multiple) 60 *Does not include MPC organic growth investments, including Sandpiper and blue water equity, which are included in MPC drop-down capital

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 $22 $24 $26 $28 $30 $32 $34 Growing MPC’s Drop-down Inventory Provides Visibility to Significant Growth *Sandpiper Pipeline expected 2017 in-service ● 59 MMBBL storage (tanks and caverns) ● 25 rail loading racks and 24 truck loading racks; 7 owned and 11 non-owned docks ● 2 condensate splitter investments ● 21 owned and 2,258 leased ● 793 general service; 1,171 high pressure; 315 open-top hoppers ● ~ 5,400 miles of additional pipelines (owns, leases or has an ownership interest) ● Southern Access Extension and Sandpiper Pipeline* Railcars Pipelines ● 62 light product; ~20 MMBBL storage; 189 loading lanes ● 18 asphalt; ~5 MMBBL storage; 65 loading lanes ● Utica investments (crude & condensate trucking and truck/barge terminals) Terminals ● 201 owned and 14 leased inland barges ● 18 owned and one leased inland towboats ● Equity in 50/50 blue water JV with Crowley Marine Refineries ● 20 B gallons of fuels distribution volume at MPC/Speedway Fuels Distribution 61 $13 - 16 B MPC Drop-down Capital (Assumes 8-10x EBITDA multiple)

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 $22 $24 $26 $28 $30 $32 $34 Legacy MPLX has Attractive Organic Growth Backlog Estimated to Generate ~$125 MM of EBITDA $0.8 B MPLX Organic Capital through 2018(1) Cornerstone and Utica Build-out  Industry solution for Utica liquids 62 Pipeline and Tank Farm Expansions  MPC and third-party logistics solutions Robinson Butane Cavern  MPC shifting third-party services to MPLX and optimizing Robinson butane handling Other projects in development(2) (1) Estimate does not include MPC organic growth investments, including Sandpiper and blue water equity, which are included in MPC drop-down capital (2) Estimated $0.8 B investment and associated EBITDA does not include other projects in development

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Upstream • Continued production growth in key basins drives midstream infrastructure requirements • Improving efficiency and productivity Midstream • Gathering, processing, and fractionation • Connecting the wellhead to downstream markets Downstream • Feedstock supply from midstream assets • Growing blendstock and refined product demand Connecting Production from High Performance Resource Plays to Global and U.S. Downstream Markets 63 Global Markets High Performance Resource Plays Significant Commercial Synergies and Opportunities are Created Across the Value Chain

MarkWest is One of the Largest NGL and Natural Gas Midstream Service Providers

Processing ~75% of Total Rich-Gas Production from the Marcellus and Utica



Interstate and Intrastate Gas Transmission Pipelines
Pipeline Quality Natural Gas to Utilities, Homeowners and Factories
Raw Natural Gas Production
Gathering and Compression
Processing Plants
Mixed NGLs
Fractionation Facilities
NGL Products
• Ethane
• Propane
• Normal Butane
• Isobutane
• Natural Gasoline
#2 Processor in U.S.
10% Total U.S. NGLs
#4 Fractionator in U.S.

1.4 BCF/D transmission capacity
3.1 BCF/D gathering volumes
5.2 BCF/D total processed volumes
325 MBD total NGL volumes
275 MBD total fractionated volumes

Volumes represent 3Q 2015 average

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12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway 1 7% 1 5% 1 5% 1 4% 1 3% 1 3% 1 2% 1 2% 1 1% 1 0% 1 0% 1 0% 1 0% 1 0% 9% 9% 9% 8% 8% 7% 7% 7% 6% 6% 6% 6% 6% 5% 4% 4% 4% 3% 3% 3% 3% 3% 2% 2% 1% 1% 0% 5% 10% 15% 20% ~75% 2015 Operating Income Forecasted from Marcellus & Utica MarkWest is Focused in High IRR Resource Plays IRR by Resource Play Areas where MarkWest Operates Source: Credit Suisse Nov. 5, 2015 Year: 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E + WTI Oil $45.20 $49.23 $53.23 $56.18 $58.27 $59.75 $59.75 $59.75 NYMEX Gas: $2.79 $2.96 $3.12 $3.18 $3.24 $3.34 $3.34 $3.34 65

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway 3 5 7 9 11 13 15 17 19 21 23 55 56 57 58 59 60 61 62 63 64 65 Nov-09 Nov-10 Nov-11 Nov-12 Nov-13 Nov-14 Nov-15 The Marcellus/Utica Resource Play is the Leading U.S. Natural Gas Growth Play Re st of U .S . – B ill ion Cu b ic F e e t pe r D ay ( B C F/D ) Note: Wellhead gas production (before flaring and NGL extraction) Sources: As of Nov. 17, 2015. Bloomberg (LCI Energy Insight Estimates), BENTEK, MarkWest Energy Partners, L.P. Ma rce llu s & U tic a – B illion Cu b ic Fe e t pe r D ay (B C F/D ) Marcellus & Utica account for over 20% of total U.S. Gas Supply Marcellus & Utica Rest of U.S. 66

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway MarkWest’s Best-in-Class Service Creates Significant Value for Producer Customers  Commercial Strategy – Develop a deep understanding of our customer’s business – Create unique solutions and competitive advantages – Build trust and long-term relationships at all levels – Combine world-class assets with an intense focus on service and execution  Project Execution Strategy – Standardized plants – Just-in-time completion – Highly reliable operations – Significant scale drives efficiencies Consistent Approach Leads to Superior Execution 67

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 $22 $24 $26 $28 $30 $32 $34 $7.5 B MarkWest has Robust Portfolio of Growth Projects Expected to Deliver ~$1 B of EBITDA MarkWest Organic Capital 2016 to 2020 ($1.5 B annual run-rate) Organic Growth Opportunities in the Northeast:  Expansion of gas gathering systems  Development of additional processing and fractionation infrastructure  Expansion of additional NGL transportation logistics Organic Growth Opportunities in the Southwest:  Expansion of gathering and processing infrastructure to support continued development of the Cana-Woodford and Haynesville  Greenfield development of midstream system in the Delaware Basin of the Permian 68 Northeast Southwest Antrim Shale Cadiz Office Canonsburg Office Marcellus Shale Utica Shale Huron/Berea Shale Marcellus Northeast Utica Tulsa Office Granite Wash Formation Cana-Woodford Shale Arkoma-Woodford Shale Houston Office Haynesville Shale Barnett Shale Permian Basin Eagle Ford Shale Southwest

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 $22 $24 $26 $28 $30 $32 $34 Leveraging Premier Positions Across the Value Chain with Substantial Incremental Combined Opportunities 69 $6 - 9 B MarkWest/MPLX/MPC Synergistic Capital Opportunity Investment 1 Northeast (N.E.) alkylation facility $1.5 - 2.0 B 2 N.E. gasoline blending/storage/dehydrogenation $1.0 - 2.0 B 3 N.E. and long-haul NGL pipeline/infrastructure $1.0 - 1.5 B 4 Rogersville shale infrastructure $1.0 B 5 Northeast dry gas gathering (Ohio, Pa., WVa.) $0.5 - 1.0 B 6 Ethane cracker infrastructure $0.5 - 1.0 B 7 Midstream infrastructure to support refineries $0.5 - 1.0 B 8 NGL logistics infrastructure in the USGC and SW $0.5 - 1.0 B 9 N.E. condensate stabilization expansion $0.1 B 1 2 3 4 5 6 7 8 9

Butane to Alkylate (BTA) – Developing Mt. Belvieu Capabilities in the Northeast: $1.5 - 2 B of Opportunity

- Alkylate is an ideal gasoline blending component that will become increasingly valuable with pending fuel regulations (Tier 3, NAAQS, CAFÉ)
- The U.S. still imports over 500 MBD of gasoline blendstock components into the Northeast; opportunity to displace imports
- Upgrade butane from the Marcellus and Utica into alkylate, leveraging MarkWest and MPC's position
- Provides additional local demand for Marcellus and Utica NGL production, and a new supply source of refinery blendstock

- Cost: $1.5 - 2.0 B
- IRR: ~15%
- EBITDA: $400 - 500 MM
- Estimated in-service: 2nd half 2020

Enhancing the gasoline blendstock value chain


Midwest Refineries
NE Gasoline Blending
Alkylate Facility
Displace ~500 MBD Imports
Gulf Coast

Combines MarkWest's leading Northeast NGL position with MPC's premier downstream expertise to transform refinery blendstock supply in the Northeast and Midwest

MARATHON MPLX Strategic Overview | Macro Overview | Refining | Speedway | Midstream/ MPLX | Financial Overview | Summary Q&A
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Northeast and Long-Haul NGL Pipeline and Related Infrastructure Development with $1 – 1.5 B in Opportunities

① NGL/Light Products to East Coast

- Large-scale East Coast LPG export terminal
- Rail/pipeline to East Coast export terminal
- Optionality and operational certainty for producers

② Centennial Pipeline

- Repurpose refined products line to deliver NGLs to the Gulf Coast

③ UMTP

- Operated by Kinder Morgan
- Batched purity and y-grade to Gulf Coast
- Conversion of Tennessee Gas Pipeline



MarkWest Northeast Operations
1
EAST COAST BLENDING TERMINALS
EXPORTS TO INTERNATIONAL MARKETS
2
3
GULF COAST MARKETS

MPLX
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12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Develop Infrastructure to Support the Emerging Rogersville Shale and Other Unconventional Northeast Reservoirs with up to $1 B of Opportunity  Highly prospective play in West Virginia and Kentucky  MarkWest strategically positioned to support development  Largest processor and fractionator in the southern portion of the Appalachian Basin – 620 MMCF/D of processing capacity – Fully integrated fractionation and NGL marketing logistics  Proximity to MPC’s Catlettsburg refinery presents opportunities MarkWest’s Kenova Facility Siloam Kentucky West Virginia Rogersville Shale Area MPC’s Catlettsburg Refinery 72 Kenova Cobb Boldman Langley Catlettsburg

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Expanding Dry Gas Gathering in Ohio, Pa., and WVa. with $500 MM - 1.0 B of Opportunity 73  The Utica Shale is potentially the most economically viable dry gas play in the U.S.  Existing Ohio gathering system is critical for development of the highly productive and economic dry gas Utica acreage  New, large-scale dry gas gathering system being constructed in eastern Ohio counties – Underpinned by a long-term, fee-based contract with Ascent Resources with initial operation by end of 2015 – Capacity over 2.0 BCF/D, with more than 250 miles of pipeline  Well positioned to capture additional dry gas opportunities in the region Source: Producer investor presentations

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Overall Midstream Growth Investments of over $9 B Contributing Approximately $1.3 B EBITDA(1) 24 to 36 months MarkWest Growth Investments - Cash Flow Return Profile $7.5 B of forecasted growth capital to be invested from 2016-2020 ~7.0x Cash Flow Multiple ~$1 B of Mid-2022 Incremental Run-Rate Cash Flow MPC/Legacy MPLX Major Midstream Growth Investments Summary ($MM) Estimated Investment Estimated EBITDA MPC MPLX Total Sandpiper $1,000 $1,000 $150 Blue Water investment 544(2) 544(2) 55 Cornerstone and Utica Build-out $510 510 80 MPC Feedstock Cost of Supply Improvements 55 170 225 35 Pipeline and Tank Farm Expansions 7 133 140 25 Subtotals $1,606(2) $813 $2,419(2) $345 (1) Does not include MPC/MPLX/MarkWest synergistic opportunities (2) Includes both MPC capital investment and assumption of debt 74

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway 0.2625* 0.2725 0.2850 0.2975 0.3125 0.3275 0.3425 0.3575 0.3825 0.4100 0.4400 0.4700 0.20 0.25 0.30 0.35 0.40 0.45 0.50 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 $/U n it Consistent History of Peer-Leading Distribution Growth at MPLX to Continue 75 24% CAGR Since IPO 1.25x 1.36x 1.25x 1.38x 1.19x 1.49x 1.37x 1.18x 0.97x 1.56x 1.47x 1.13x Coverage Ratio *Represents prorated distribution for the quarter based on $0.1769 actual distribution from Oct. 31, 2012 IPO to Dec. 31, 2015 **Reflects growth guidance previously announced for the combined entity

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Strong Sponsor has Many Options to Support Distribution Growth  Incubate growth projects at the parent  Incentive distribution right give-backs, caps or other modifications to distributions/cash flows  Supportive purchase prices/multiples for drops  Taking back units as financing  Intercompany loans  Private equity placements  Other commercial arrangements 76 MPC is a Fortune 25 Company with ~$30 B market cap that has a large, investment grade balance sheet and significant liquidity/free cash flow

MPLX has Strong Financial Flexibility to Manage and Grow Asset Base

- Committed to maintaining investment grade credit profile and financial flexibility
- Expected pro forma debt of ~$5,474 MM[1] at close
- Anticipated leverage of 4.3x[2] at close
- Manage to 4.0x debt to EBITDA[2]
- Limited refinancing/maturity risk (MarkWest debt was extended; first maturity in 2019)
- Blended interest rate of ~4.5%
- Target coverage ratio of 1.1X

($MM)	Pro Forma 6/30/15[3]
Total assets	$ 17,757
Total equity	11,304

Available Liquidity Forecasted At Close ($MM)	
Cash and cash equivalents	$ 25
Revolver	1,090
MPC credit facility	500
Total	$ 1,615

(1) Reflects MPLX debt at Sept. 30, 2015, MarkWest Senior Notes at $3,820 MM fair value as of Sept. 30, 2015 and assumed $910 MM drawn on revolver
(2) As measured by forecasted pro forma 4Q 2015 Latest Quarter Annualized (LQA) EBITDA. Maximum covenant ratio <=5.0 or 5.5 during the six month period following certain acquisitions
(3) Pro forma information per MPLX S-4 filing; preliminary estimates subject to change

MARATHON MPLX Strategic Overview | Macro Overview | Refining | Speedway | Midstream/MPLX | Financial Overview | Summary Q&A 77

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Combined Entity Presents a Compelling Value Proposition for Investors 78 1 Bloomberg Consensus estimates as of Nov. 16, 2015 (Regression line excludes MPLX (Current))

Financial Overview Tim Griffith Senior Vice President and Chief Financial Officer

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Value Creation and Disciplined Capital Management  Strong earnings and cash-flow base  Attractive investment opportunities across the enterprise  Balanced and shareholder-oriented approach to investments in the business and capital return  Through-cycle dividend growth and consistent return of capital strategy  Value of MPLX ownership  Disciplined focus on return on capital employed (ROCE) 80

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Consistently Delivering Strong Results 81 ($MM, except where noted) 2011 2012 2013 2014 Thru 3Q 2015* Earnings** 2,389 3,389 2,112 2,524 2,665 Cash from Operations 3,309 4,492 3,405 3,110 3,253 ROCE 19% 25% 15% 16% 20% Capital Spending*** 1,323 1,460 1,427 2,023 1,482 Debt-to-Capital 26% 22% 23% 37% 34% Dividend Increase 25% 40% 20% 19% 28% Share Repurchases 0 1,350 2,793 2,131 773 *Except ROCE, which is LTM thru Sept. 30, 2015 **Represents Net Income attributable to MPC ***Excludes Hess Retail and Galveston Bay asset acquisitions

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Strong Liquidity and Capitalization  Committed to maintaining investment grade credit profile and financial flexibility  Operate with prudent leverage and strong liquidity throughout the refining cycle 82 Immediately Available Liquidity As of September 30, 2015 ($MM) Cash and Cash Equivalents $ 2,044 Revolver (undrawn) 2,500 Trade Receivable Facility (undrawn)* 811 Total $ 5,355 *Availability is a function of refined product selling prices Liquidity and Capitalization ($MM except ratio data) As of 9/30/15 Total Debt Outstanding(1) 6,692$ Stockholders' Equity 12,925 Total Capitalization 19,617 Total Cash 2,044 Net Debt 4,648 LTM EBITDA(2) 7,205 Total Debt/EBITDA 0.93x Debt-to-Capital Ratio (book) 34% Debt-to-Capital Ratio (market)(3) 27% (1)Includes amounts due within one year (2)Non GAAP - see appendix for reconciliation (3)Calculated based on market prices and shares outstanding at Sept. 30, 2015

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Generating Significant Cash Flow Through All Cycles 83 Pro forma EBITDA Adjusted for Current Configuration Pro Forma EBITDA *MarkWest mid-cycle EBITDA based on Sept. 2015 last twelve months 0 2,000 4,000 6,000 8,000 10,000 2008 2009 2010 2011 2012 2013 2014 2015 (LTM) As of 9/30 2008 thru 3Q15 Mid- CycleRefining and Marketing Speedway Pipeline Transportation Depr. & Amort. less corporate expense GME DHOUP Galveston Bay Hess Retail MarkWest* $ M M

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2016E 2017E 2018E 2019E 2020E $ M M Growth Investments Refining & Marketing, Excl. Midstream Speedway MPC Midstream MPLX Investments Drive Significant EBITDA Growth 84 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2016E 2017E 2018E 2019E 2020E $ M M Incremental EBITDA Includes growth investments authorized by MPC and MPLX’s boards of directors

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Philosophy of Ongoing Capital Returns  Support core liquidity requirements  Target capital return of 100% of free cash flow through-cycle*  Preferred forms of capital return: – Regular quarterly dividend with through-cycle growth profile – Share repurchases – Special dividend consideration  View return of capital as critical element of the value proposition and part of commitment to investors 85 *Free cash flow is calculated as cash flow provided by operations less cash used for investments

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway 4,400 200 1,200 1,000 2,500 800 1000 500-1,000 Requirements Downside Operating Cash Flow Revolver Trade Receivables Facility Implied Cash 0 1,000 2,000 3,000 4,000 5,000 6,000 Cash Target $50 /BBL C ru d e $75 /BBL C ru d e (1) 4.4 - 5.6 B Sustaining Core Liquidity Under All Environments 86 $50 - 75 Crude Price Environment  Operating Requirements (Maintenance Capex, Interest, Dividends)  Unexpected Liquidity Needs (Letters of Credit, Operating Upset, Working Capital) (1)September 2015 availability was approximately $800 MM. Availability is a function of refined product selling prices $ M M Crude Price Sensitivity  Cash target changes by ~$40 MM for each $1 change in crude price primarily due to working capital impact

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Opportunity Set for Investment is Expanded 87 Multiple Funding Options - Extensive Financial Flexibility • Capacity to incubate MPLX growth projects at MPC • Ability to take back MPLX units as payment for drop-downs • Intercompany funding • Other options MPC Sponsor Support for MPLX Earnings MLP Distribution MLP Proceeds Capital Markets Capital Sources Sustaining Growth Refining Major Projects Midstream Pipeline Projects Terminal Projects Marine Projects Retail Sustaining Growth Cornerstone MPLX Pipeline Butane Cavern MWE Investments MPC Drop-downs Capital Sources Earnings Equity (Units) Debt MPC Support Interest Taxes Maintenance Dividends Capital Return Distributions Coverage Maintenance Interest Equity Incubate Projects Growth Management

Disciplined Approach to Capital Allocation

- Prioritization and discipline around capital spending opportunities across the enterprise
- Investments must achieve or exceed risk-adjusted hurdle rates

Business	Target Hurdle Rate
Midstream	~10%
Speedway	~15%
Refining	~20%

- Favor projects that create greatest value and build sustaining advantage

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12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway $23 B $33 B $43 B 20x GP Multiple 5.50% LP Yield Value from GP Distributions and IDRs Value from LP Distributions 40x GP Multiple 3.50% LP Yield 30x GP Multiple 4.50% LP Yield Expanding Cash Flow Adds Value to MPC 89 Illustrative Current Value to MPC Shareholders(1) Current MPLX Value Per MPC Share(2) (1)2019 distributions to MPC based on current MPLX growth guidance of ≥25% CAGR through 2017 and ~20% growth in 2018 and 2019 (2)MPC shares outstanding of 533 MM as of Oct. 30, 2015, 2019 illustrative value discounted at 10% on a pre-tax basis $30 $42 $56 Range of illustrative values based on potential total distributions to MPC in 2019

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Peer Leading Return on Capital 16% 15% 15% 11% 13% 10% 0% 5% 10% 15% 20% MPC PSX VLO TSO PBF HFC Return on Capital Employed 2013 2014 3Q 2015 YTD 1Q13-3Q15 Avg.  Execution on highest return projects  Disciplined approach to capital spend  Peer leading asset efficiency and utilization  Consistent focus of optimizing capital structure Sources: All amounts are based on publicly available financial statements. ROCE is calculated using the Bloomberg Method. 90

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Accounting Treatment of Turnaround Costs MPC expenses turnaround costs and select investments – Supports immediate use of tax deduction and cash tax benefit – Represent 60%-70% of turnaround and major maintenance costs 91 Incremental EBITDA $500 MM $1,000 MM Refining Multiple 5.0x 5.0x Implied Value $2,500 MM $5,000 MM Shares Outstanding* 533 MM Implied Value per Share ~$4.70 - $9.40  Annual EBITDA impact $500 MM to $1,000 MM  Implied value per share ~$4.70 to $9.40 *As of Oct. 30, 2015

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Key Valuation Considerations  Value of integrated management for MPC and MPLX  Disciplined, balanced approach to capital allocation and capital return  Growth potential for midstream assets and MPLX  Premier refining system balanced in PADD II and PADD III – Optimized seven-plant system allows flexibility – Refining capacity located in advantaged regions  Top tier retail system – Assured sales of ~70% of refinery production – Speedway-Hess integration and East Coast positioning enable significant growth opportunities  Consistent focus on the long-term value proposition for investors 92 Integrated, flexible midstream and downstream systems drive substantial value for the long term

Gary Heminger President and Chief Executive Officer

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway Driving Top Tier Financial Performance Through Sustainable Competitive Advantages 94  Fully integrated system provides optionality and flexibility  Strategically located assets  Value of MPLX  Consistent and reliable operator  Sustained performance through all cycles  Capital discipline  Positive refining outlook in 2016 Effective as of closing of MarkWest combination See appendix for legend

12/1/2015 Strategic Overview Macro Overview Midstream/ MPLX Refining Financial Overview Summary Q&A Speedway 95

Appendix 96

Attending Officers 97 Gary R. Heminger MPC President and Chief Executive Officer Timothy T. Griffith MPC Senior Vice President and Chief Financial Officer Donald C. Templin MPC Executive Vice President, Supply, Transportation and Marketing Nancy K. Buese MarkWest Executive Vice President and Chief Financial Officer Frank M. Semple MarkWest Chairman, President and Chief Executive Officer Pamela K.M. Beall MPLX President

Attending Officers (cont.) 98 Richard D. Bedell MPC Senior Vice President, Refining Anthony R. Kenney Speedway President Tom Kaczynski MPC Vice President, Finance and Treasurer John J. Quaid MPC Vice President and Controller C. Michael Palmer MPC Senior Vice President, Supply, Distribution and Planning

Fully Integrated Downstream System


LOOP LLC

Effective as of closing of MarkWest combination

Refining and Marketing

- Seven-plant refining system with ~1.8 MMBPCD capacity
- One biodiesel facility and interest in three ethanol facilities
- One of the largest wholesale suppliers in our market area
- One of the largest producers of asphalt in the U.S.
- ~5,600 Marathon Brand retail outlets across 19 states
- ~360 retail outlet contract assignments primarily in the Southeast and select Northeast states
- Owns/operates 62 light product terminals and 18 asphalt terminals, while utilizing third-party terminals at 120 light product and two asphalt locations
- 18 owned and one leased inland waterway towboats with 201 owned barges and 14 leased barges, 2,279 owned/leased railcars, 162 owned transport trucks

Speedway

- ~2,760 locations in 22 states
- Second largest U.S. owned/operated c-store chain

MPLX

- Owns, leases or has interest in ~8,300 miles of crude and refined product pipelines
- Owns/operates over 5,000 miles of gas gathering and NGL pipelines
- Owns/operates 51 gas processing plants, 10 NGL fractionation facilities and one condensate stabilization facility

Marketing Area
MPC Refineries

Light Product Terminals
MPC owned and Part-owned
Third Party

Asphalt/Heavy Oil Terminals
MPC Owned
Third Party

Water Supplied Terminals
Coastal
Inland

Pipelines
MPC Owned and Operated
MPC Interest: Operated by MPC
MPC Interest: Operated by Others
Pipelines Used by MPC

Renewable Fuels
Ethanol Facility
Biodiesel Facility

MPLX ENERGY LOGISTICS
Tank Farms
Butane Cavern
MarkWest Facility
Pipelines
Barge Dock

99

Source: Company Reports MPC vs. Peer Companies’ Operating Income per Barrel 100 -5 0 5 10 15 20 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 $/BB L MPC’s Rank Competitor Range Companies Ranked* Operating Income Per Barrel of Crude Throughput** *Current companies ranked: BP, CVX, HFC, MPC, PSX, TSO, VLO, XOM, PBF **Adjusted domestic operating income per barrel of crude oil throughput 11 12 11 9 10 9 8 9 9 8 10 8 8 8 8 8 8 9 September YTD Preliminary 3 3 2 1 2 3 7 2 1 5 3 1 3 1 2 2 3 6

Annual Price and Margin Sensitivities

$MM (After Tax)	
LLS 6-3-2-1 Crack Spread* Sensitivity (per $1.00/barrel change)	~$450
Sweet/Sour Differential** Sensitivity (per $1.00/barrel change)	~$220
LLS-WTI Spread*** Sensitivity (per $1.00/barrel change)	~$90
Natural Gas Price Sensitivity (per $1.00/MMBTU change in Henry Hub)	~$140

*Weighted 38% Chicago and 62% USGC LLS 6-3-2-1 crack spreads and assumes all other differentials and pricing relationships remain unchanged
**Light Louisiana Sweet (prompt) - [Delivered cost of sour crudes: Arab Light + Kuwait + Maya + Western Canadian Select + Mars]
***Assumes 22% of crude throughput volumes are WTI-based domestic crudes

MARATHON

101

Reconciliations 102 ($MM) 2011 2012 2013 2014 2015E Speedway Segment Income from Operations 271 310 375 544 686 Plus: Depreciations and Amortization 110 114 112 152 254 Speedway Segment EBITDA 381 424 487 696 940 Speedway Segment EBITDA to Segment Income from Operations EBITDA to Net Income for Acquired Locations ($MM) 1st Twelve Month Estimate 1st Twelve Month Actual 2017E* Income from Operations 93 166 138 Plus: Provision for income taxes 33 58 78 Plus: Depreciation and Amortization 124 124 149 Acquired Locations EBITDA 250 348 365 *Based on original announcement guidance in May 2014

Segment EBITDA Reconciliation to Net Income Attributable to MPC 103 ($MM) 2008 2009 2010 2011 2012 2013 2014 2015 1Q 2Q 3Q 4Q FY 1Q 2Q 3Q Net income attributable to MPC 1,215 449 623 2,389 3,389 2,112 199 855 672 798 2,524 891 826 948 Less: Net interest and other financial income (costs) 30 31 12 (26) (109) (179) (46) (48) (50) (72) (216) (81) (64) (70) Add: Net income attributable to noncontrolling interests - - - - 4 21 8 9 7 7 31 12 13 10 Add: Provision for income taxes 670 236 400 1,330 1,845 1,113 108 457 333 382 1,280 486 432 521 Add: Total segment depreciation and amortization 604 670 912 873 972 1,197 308 312 310 344 1,274 350 349 352 Add: Items not allocated to segments (11) 182 265 316 277 366 131 66 97 88 382 81 77 223 Total Segment EBITDA 2,448 1,506 2,188 4,934 6,596 4,988 800 1,747 1,469 1,691 5,707 1,901 1,761 2,124 By Segment Refining & Marketing Segment EBITDA 1,819 950 1,539 4,309 5,902 4,217 623 1,524 1,228 1,279 4,654 1,583 1,474 1,726 Speedway Segment EBITDA 408 343 404 381 424 487 86 123 152 335 696 231 189 306 Pipeline Transportation Segment EBITDA 221 213 245 244 270 284 91 100 89 77 357 87 98 92 Total Segment EBITDA 2,448 1,506 2,188 4,934 6,596 4,988 800 1,747 1,469 1,691 5,707 1,901 1,761 2,124 Last Twelve Months Segment EBITDA 7,477

EBITDA Reconciliation to Net Income Attributable to MPC 104 ($MM) 2014 2015 1Q 2Q 3Q 4Q 1Q 2Q 3Q Net income attributable to MPC 199 855 672 798 891 826 948 Less: Net interest and other financial income (costs) (46) (48) (50) (72) (81) (64) (70) Add: Net income attributable to noncontrolling interests 8 9 7 7 12 13 10 Add: Provision for income taxes 108 457 333 382 486 432 521 Add: Total depreciation and amortization 320 325 322 359 363 362 508 Total EBITDA 681 1,694 1,384 1,618 1,833 1,697 2,057 Last Twelve Months EBITDA 7,205

Refining: Refinery Unit and Production Capacity(1) 105 Garyville, Louisiana (1) As of January 1, 2016 (2) Short Ton = 2,000 lbs. (3) Long Ton = 2,240 lbs. BPCD Unless Noted Garyville Crude 539,000 Vacuum Distillation 282,200 Coking 88,800 Catalytic Cracking 131,100 Catalytic Reforming 121,600 Catalytic Hydrocracking 111,200 Catalytic Hydrotreating 538,700 Alkylation 31,400 ROSE – Solvent Deasphalter 36,100 Aromatics — Isomerization 47,100 Cumene — Coke (Short Tons per Day) (2) 6,252 Sulfur (Long Tons per Day) (3) 1,254 Asphalt 31,400 PADD 3

Refining: Refinery Unit and Production Capacity(1) 106 Galveston Bay, Texas BPCD Unless Noted Galveston Crude 459,000 Vacuum Distillation 225,200 Residual Hydrocracking 71,300 Coking 29,800 Catalytic Cracking 190,500 Catalytic Reforming 124,300 Catalytic Hydrocracking 65,600 Catalytic Hydrotreating 387,900 Alkylation 38,000 ROSE – Solvent Deasphalter — Aromatics 33,800 Isomerization — Selective Toluene Disproportionation 60,800 Cumene — Coke (Short Tons per Day) (2) 2,263 Sulfur (Long Tons per Day) (3) 1,317 Asphalt — PADD 3 (1) As of January 1, 2016 (2) Short Ton = 2,000 lbs. (3) Long Ton = 2,240 lbs.

Refining: Refinery Unit and Production Capacity(1) 107 Catlettsburg, Kentucky (1) As of January 1, 2016 (2) Short Ton = 2,000 lbs. (3) Long Ton = 2,240 lbs. BPCD Unless Noted Catlettsburg Crude 273,000 Vacuum Distillation 115,900 Coking — Catalytic Cracking 98,800 Catalytic Reforming 49,900 Catalytic Hydrocracking — Catalytic Hydrotreating 258,500 Alkylation 20,000 ROSE – Solvent Deasphalter 12,400 Aromatics 3,100 Isomerization 17,100 Cumene 7,100 Coke (Short Tons per Day) (2) — Sulfur (Long Tons per Day) (3) 380 Asphalt 33,600 PADD 2

Refining: Refinery Unit and Production Capacity(1) 108 Robinson, Illinois (1) As of January 1, 2016 (2) Short Ton = 2,000 lbs. (3) Long Ton = 2,240 lbs. BPCD Unless Noted Robinson Crude 212,000 Vacuum Distillation 67,900 Coking 28,500 Catalytic Cracking 51,800 Catalytic Reforming 76,500 Catalytic Hydrocracking 36,100 Catalytic Hydrotreating 179,500 Alkylation 12,400 ROSE – Solvent Deasphalter — Aromatics 3,100 Isomerization 15,200 Cumene — Coke (Short Tons per Day) (2) 1,473 Sulfur (Long Tons per Day) (3) 172 Asphalt — PADD 2

Refining: Refinery Unit and Production Capacity(1) 109 Detroit, Michigan (1) As of January 1, 2016 (2) Short Ton = 2,000 lbs. (3) Long Ton = 2,240 lbs. BPCD Unless Noted Detroit Crude 132,000 Vacuum Distillation 73,600 Coking 28,500 Catalytic Cracking 38,000 Catalytic Reforming 20,400 Catalytic Hydrocracking — Catalytic Hydrotreating 123,500 Alkylation 6,700 ROSE – Solvent Deasphalter — Aromatics — Isomerization — Cumene — Coke (Short Tons per Day) (2) 2,006 Sulfur (Long Tons per Day) (3) 391 Asphalt 21,900 PADD 2

Refining: Refinery Unit and Production Capacity(1) 110 Canton, Ohio (1) As of January 1, 2016 (2) Short Ton = 2,000 lbs. (3) Long Ton = 2,240 lbs. BPCD Unless Noted Canton Crude 93,000 Vacuum Distillation 33,300 Coking — Catalytic Cracking 24,700 Catalytic Reforming 20,400 Catalytic Hydrocracking — Catalytic Hydrotreating 89,800 Alkylation 7,100 ROSE – Solvent Deasphalter — Aromatics — Isomerization — Cumene — Coke (Short Tons per Day) (2) — Sulfur (Long Tons per Day) (3) 88 Asphalt 14,100 PADD 2

Refining: Refinery Unit and Production Capacity(1) 111 Texas City, Texas (1) As of January 1, 2016 (2) Short Ton = 2,000 lbs. (3) Long Ton = 2,240 lbs. BPCD Unless Noted Texas City Crude 86,000 Vacuum Distillation — Coking — Catalytic Cracking 55,600 Catalytic Reforming 10,500 Catalytic Hydrocracking — Catalytic Hydrotreating — Alkylation 13,800 ROSE – Solvent Deasphalter — Aromatics 2,800 Isomerization — Cumene — Coke (Short Tons per Day) (2) — Sulfur (Long Tons per Day) (3) 34 Asphalt — PADD 3

Under Construction Processing 1.2 BCF/D Fractionation 195 MBD(2) Gathering Capacity 1.0 BCF/D Houston System 0.8 BCF/D Keystone System 0.2 BCF/D Processing Capacity 3.8 BCF/D Keystone Complex 0.2 BCF/D Houston Complex 0.6 BCF/D Majorsville Complex 1.1 BCF/D Mobley Complex 0.7 BCF/D Sherwood Complex 1.2 BCF/D Fractionation Capacity(1) 286 MBD Keystone Complex 26 MBD Houston Complex 100 MBD Hopedale Complex(1) 120 MBD Majorsville Complex 40 MBD MarkWest Marcellus Operations (1) 120,000 BBD of C3+ fractionation capacity shared with Utica operations (2) 60,000 BBD C3+ fractionation capacity shared with the Utica operations Houston Complex 112

MarkWest Utica Operations(1) Gathering Capacity 1.0 BCF/D Processing Capacity 1.3 BCF/D Cadiz Complex 0.5 BCF/D Seneca Complex 0.8 BCF/D Fractionation Capacity(2) 160 MBD Cadiz Complex 40 MBD Hopedale Complex(2) 120 MBD Condensate Stabilization 23 MBD (1) Joint Ventures with The Energy & Minerals Group and Summit Investments, LLC (2) 120,000 BBD of C3+ fractionation capacity shared with Marcellus operations (3) 60,000 BBD C3+ fractionation capacity shared with the Marcellus operations Under Construction Processing 200 MMCF/D Fractionation 60 MBD(3) Hopedale Complex 113

Under Construction Processing 200 MMCF/D Gathering Capacity 2.1 BCF/D East Texas System 0.6 BCF/D Western Oklahoma System 0.8 BCF/D Southeast Oklahoma System 0.6 BCF/D Eagle Ford & Other Systems 0.1 BCF/D Processing Capacity 1.2 BCF/D East Texas 0.6 BCF/D Western Oklahoma 0.4 BCF/D Southeast Oklahoma(1) 0.1 BCF/D Javelina Complex 0.1 BCF/D Fractionation Capacity 29 MBD Javelina Complex 29 MBD MarkWest Southwest Operations Carthage Complex – East Texas (1) Represents 40% of processing capacity through the Partnership’s Centrahoma Joint Venture 114

Gas Processing Capacity 620 MMCF/D Boldman Complex 70 MMCF/D Cobb Complex 65 MMCF/D Kenova Complex 160 MMCF/D Langley Complex 325 MMCF/D Fractionation Capacity 24 MBD Siloam Complex 24 MBD MarkWest Northeast Operations Siloam Complex 115

Market Indicators Used in Project EBITDA Calculations 116 2016-2020 Average 2016-2020 Range REG UNL (USGC; $/GAL)* $2.03 $1.60 - $2.23 ULSD (USGC; $/GAL)* $2.32 $1.89 - $2.52 LLS (St. James, LA; $/BBL) $79.47 $61.80 - $87.43 Natural Gas (Henry Hub, LA; $/MMBTU) $4.27 $3.50 - $5.00 *Prices exclude RIN value obligation